                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report  (Date of earliest event reported) September 25, 2003
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                             VendingData Corporation
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             (Exact name of Registrant as specified in its charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

       000-25855                                           91-1696010
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(Commission File Number)                       (IRS Employer Identification No.)

6830 Spencer Street, Las Vegas, Nevada                        89119
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code   (702) 733-7195
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         Reference is made to the press release of VendingData Corporation (the "Company"), which was issued and disseminated on September 25, 2003, and which announced that the Company filed a registration statement on Form SB-2 with the Securities and Exchange Commission to register shares of its common stock. The registration relates to the proposed offer and sale of a minimum of 3,000,000 shares and a maximum of 5,000,000 shares of common stock.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C) EXHIBITS.

         The following exhibits are filed with this report:

Exhibit  No.          Description
------------          -----------

99.01                 Press Release of VendingData Corporation dated
                      September 25, 2003.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VENDINGDATA CORPORATION
                                       (Registrant)



Date:  September 30, 2003              By: /s/Stacie L. Brown
                                           -------------------------------------
                                           Stacie L. Brown
                                           Attorney-in-Fact for Steven J. Blad,
                                           President and Chief Executive Officer

                                INDEX TO EXHIBITS

Exhibit No.            Description
-----------            ------------------

99.01                  Press Release of VendingData Corporation dated
                       September 25, 2003.